
The CUSTOMER
RUSH
ENTERPRISES
is the BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence
Productivity Fairness
Integrity Positive Attitude

October 2021

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, the duration and severity of the COVID-19 pandemic, supply chain issues, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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more.

COMPANY OVERVIEW

- Full-service solutions provider to commercial vehicle industry
- 6,463 dedicated employees
- $4.7B in revenue in 2020
- 30,513 trucks sold in 2020
- 5.5% U.S. Class 8 market share in 2020
- 4.9% U.S. Class 4-7 market share in 2020
- Aftermarket revenues account for 64.5 of company gross profit
- Dual class share structure
- Executed a 3:2 stock split in October 2020
- Increased quarterly dividend from $0.13 in Q1 2020 to $0.19 per share in Q3 2021


PRODUCTIVITY
The
CUSTOMER
RUSH
ENTERPRISES
the
BOSS
FAIRNESS
POSITIVE ATTITUDE
EXCELLENCE

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COMPANY AT A GLANCE



Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers

Rush Truck Leasing
Rush Truck Insurance
House of Trucks
Momentum Fuel Technologies

Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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ECONOMIC OUTLOOK

- U.S. economic recovery has improved
- Employment improving
- Consumer confidence mixed
- Strong retail sales environment
- Housing starts remain strong
- Manufacturing accelerating
- GDP forecast between 5-7%
- Inflation and rising interest rates expected



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INDUSTRY OUTLOOK

- Strong freight volumes, increasing rates
- Truck demand remains strong
- Used truck values remain high
- Supply chain issues impacting new vehicles and parts availability
  - Expected to impact revenues through 2021, into 2022
  - Manufacturers adjusting capacity and allocating supply



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $259.5M in cash as of September 2021
- Continuing to invest in strategic initiatives
- Authorized $100M share repurchase program in December 2020 and increased dividend in Q1 2021 and Q3 2021
- Disciplined expense management approach as business returns to normal levels
- $1B floorplan facility
- $550M lines of credit available to finance lease and rental fleet



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2026



350
300
250
200
150
100
50
0
Units (Thousands)
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 2026E

Class 8	199	188	224	253	197	197	256	281	196	229	258	287	187	238	311
Class 4-7	164	180	200	218	226	242	258	267	232	251	262	277	252	271	277

Source: ACT Research

Class 8 Class 4-7

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STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $7B in annual revenue
  - 5% pre-tax profit margin
- Growth goals and opportunities
  - Grow parts revenue to $2B
  - Grow service and collision center revenue to $600M
  - Increase U.S. Class 8 market share
  - Increase U.S. Class 4-7 market share
  - Increase RTL pre-tax margin to 10%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program



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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer group in North America
- 120 locations in 22 states
- 50% ownership of Rush Truck Centres of Canada, 14 International locations in Ontario
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Finance and insurance services
- More than 5M square feet of premium facilities



RUSH
PARTS

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RUSH TRUCK CENTERS NETWORK



Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Rush Truck Centres Canada

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - Over $200M parts inventory
  - Genuine OEM and all-makes parts including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,398 service bays, 2,224 technicians; 26 collision centers
  - 543 mobile and embedded technicians
  - CNG/LNG service capabilities


Mobil
Delvac

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AN UNRIVALED PORTFOLIO OF AFTERMARKET CAPABILITIES



CONTRACT MAINTENANCE



SERVICE CONNECT



PARTS CONNECT



DEDICATED SERVICE CONCIERGE TEAM



VEHICLE RECALL AND CAMPAIGN MANAGEMENT



TELEMATICS SUPPORT



RAPID PARTS CALL CENTER



XPRESS SERVICES



MOBILE SERVICE AND EMBEDDED TECHNICIANS



ALTERNATIVE FUELS



VEHICLE MODIFICATION



CRM AND SALES ANALYTICS

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 118.7% overall in 2020
- 128.7% YTD Q3 2021



ABSORPTION RATIO*
130%
110%
90%
70%
50%
96%
106%
114%
116%
114%
118%
116%
112%
121%
122%
120%
119%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2020


REVENUE
Parts and Service 34%
Truck Sales 60%
Lease, Rental/Finance, Insurance/Other 6%


GROSS PROFIT
Truck Sales 25%
Lease, Rental/Finance, Insurance/Other 8%
Parts and Service 67%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
16.8
11.2
1.6
7.9
10.8
11.1
1.6
7.0
13.0
10.9
1.6
7.0
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
10.7
11.3
1.1
7.4
11.4
10.5
1.6
7.3
2015
2016
2017
2018
2019
2020
2021E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 63 locations, 11 states
- International, Class 5-8 – 42 locations, 9 states, 50% ownership of 14 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 33 locations, 9 states
- Isuzu, Class 4-5 – 26 locations, 9 states
- Blue Bird – 24 locations, 1 state
- Collins – 33 locations, 2 states
- Elkhart – 15 locations, 1 state
- IC Bus – 30 locations, 7 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 25 locations, 9 states
- Idealease – 19 locations, 9 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2020 U.S. Class 8 market share – 5.5%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



Large Fleets
30-35%
5.5%
Vocational
40-45%
Mid-Size
Fleets
15-20%
Owner-
Operator
10-15%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2020 U.S. Class 4-7 market share – 4.9%
- Vocational and specialty markets
- Ready-to-Roll®
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
4.9%

amazon AT&T FedEx AHERN Nestlé

FritoLay pepsi Red Bull Altec Office DEPOT

TRUGREEN enterprise JERR-DAN Southwest

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RUSH TRUCK LEASING

- Full-service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 44 locations including 3 captive shops
- 7,995 units in truck fleet, including cranes
- 1,422 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance



LEASING AND RENTAL REVENUE
Millions
$300
$250
$200
$150
$100
$50
$0
$208
$217
$238
$248
$236
$245
2016
2017
2018
2019
2020
2021E

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HISTORICAL RESULTS

$ in Millions, except per share amounts	2017	2018	2019	2020	Nine Months Ended 9/30/2020	Nine Months Ended 9/30/2021
Revenue	$4,713.9	$5,506.2	$5,809.8	$4,735.9	$3,467.7	$3,814.3
Gross profit	$829.9	$978.3	$1,025.6	$875.5	$639.3	$797.9
Gross profit margin	17.6%	17.8%	17.7%	18.5%	18.4%	20.9%
Adjusted EBIT (1)*	$138.7	$205.6	$190.6	$149.9	$96.9	$223.5
Adjusted EBIT margin*	2.9%	3.7%	3.3%	3.2%	2.8%	5.9%
Net income	$172.1	$139.1	$141.6	$114.9	$73.9	$172.8
Adjusted net income (1)*	$89.3	$154.9	$141.6	$114.9	$73.9	$172.8
EPS (2)	$2.80	$2.30	$2.51	$2.04	$1.32	$2.99
Adjusted EPS (1)*	$1.45	$2.57	$2.51	$2.04	$1.32	$2.99

(1) Excludes a one-time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.
*Non-GAAP financial measure. See Appendix.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2017	2018	2019	2020	9/30/2020	9/30/2021
Total debt (GAAP)	$1,473,230	$1,693,306	$1,716,384	$1,158,553	$1,287,766	$843,871
Adjustments:						
Debt related to lease and rental fleet	($598,512)	($589,933)	($661,191)	($601,272)	($616,998)	($485,141)
Floor plan notes payable	($778,561)	($1,023,019)	($996,336)	($511,786)	($613,700)	($354,346)
Adjusted total debt	$96,157	$80,354	$58,857	$45,495	$57,068	$4,384
Cash and cash equivalents	($124,541)	($131,726)	($181,620)	($312,048)	($259,543)	($259,693)
Adjusted net (cash) debt*	($28,384)	($51,372)	($122,763)	($266,553)	($202,475)	($255,309)
Shareholders' equity	$1,040,373	$1,066,928	$1,159,493	$1,268,037	$1,227,073	$1,412,783
Adjusted invested capital*	$1,011,989	$1,015,556	$1,036,730	$1,001,484	$1,024,598	$1,157,474
Adjusted return on invested capital (1)*	14.6%	20.3%	18.6%	14.7%	12.2%	25.4%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results. Excludes a one-time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2017	2018	2019	2020	Twelve Months Ended 9/30/2020	Twelve Months Ended 9/30/2021
Net cash provided by operations	$152,737	$215,364	$421,272	$762,982	$790,120	$611,158
Acquisition of property/equipment	($209,917)	($238,260)	($293,493)	($136,200)	($170,737)	($150,679)
Free cash flow*	($57,180)	($22,896)	$127,779	$626,782	$619,383	$460,479
Adjustments:						
Draws (payments) on floor plan financing, net	$112,261	$167,812	($104)	($369,592)	($362,781)	($206,725)
Proceeds from lease/rental debt	$152,562	$156,751	$210,042	$88,434	$119,053	$83,815
Principal payments on lease/rental debt	($144,998)	($163,734)	($169,921)	($180,212)	($178,193)	($176,975)
Cash used for lease/rental fleet purchases	–	–	–	–	–	$18,787
Non-maintenance capital expenditures	$28,734	$39,268	$43,123	$13,547	$20,232	$10,319
Adjusted free cash flow*	$91,379	$177,201	$210,919	$178,959	$217,694	$189,700

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES


PRODUCTIVITY
CUSTOMER
RUSH
ENTERPRISES
BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence
Productivity Fairness
Integrity Positive Attitude

October 2021

expect more.

APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2017	2018	2019	2020	Nine Months Ended 9/30/2020	Nine Months Ended 9/30/2021
Net income	$172,129	$139,062	$141,583	$114,887	$73,862	$172,776
Adjustments:						
ERP platform write-off, net of tax	–	$15,886	–	–	–	–
Tax adjustment	($82,862)	–	–	–	–	–
Adjusted Net Income* (1)	$89,267	$154,948	$141,583	$114,887	$73,862	$172,776
Diluted shares outstanding EPS	61,470	60,440	56,356	56,242	55,929	57,834
EPS (2)	$2.80	$2.30	$2.51	$2.04	$1.32	$2.99
Adjusted EPS* (2)	$1.45	$2.56	$2.51	$2.04	$1.32	$2.99

*Non-GAAP financial measure – see Appendix.

(1) Excludes a one-time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2017	2018	2019	2020	Nine Months Ended 9/30/2020	Nine Months Ended 9/30/2021
Net Income	$172,129	$139,062	$141,583	$114,887	$73,862	$172,776
Adjusted Net Income*	$89,267	$154,948	$141,583	$114,887	$73,862	$172,776
Provision for Income Taxes	$47,132	$44,107	$47,940	$36,936	$24,247	$50,459
Interest expense	$12,310	$19,682	$28,807	$9,014	$8,031	$566
Depreciation and amortization	$50,069	$70,489	$55,372	$57,456	$43,269	$40,284
Asset impairment/charge, net of tax	–	($15,886)	–	–	–	–
(Gain) Loss on sales of assets	$105	($297)	$102	($1,852)	($1,807)	($1,157)
EBITDA*	$198,883	$273,043	$273,804	$216,341	$147,602	$262,928
Adjustments:						
Interest expense associated with floor plan notes payable	($10,121)	($17,839)	($27,811)	($8,078)	($7,444)	$851
Adjusted EBITDA*	$188,762	$255,204	$245,993	$208,263	$140,158	$263,779
Depreciation and amortization	($50,069)	($49,580)	($55,372)	($57,456)	($43,269)	($40,284)
Adjusted EBIT*	$138,693	$205,624	$190,621	$150,807	$96,889	$223,495

*Non-GAAP financial measure

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